UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21475

RBC Funds Trust
(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350 Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Lee Thoresen, Esq. RBC Plaza 60 South Sixth Street Minneapolis, MN 55402
(Name and address of agent for service)

Registrant’s telephone number, including area code: (612)-313-1341

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

	RBC Funds

About Your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various equity indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of Contents
	Letter from the Portfolio Manager	1
	Equity Portfolio Managers	4
	Performance Summary	5
	Management Discussion and Analysis (Unaudited)
	- RBC Emerging Markets Equity Fund	6
	- RBC Emerging Markets Small Cap Equity Fund	8
	Schedules of Portfolio Investments	10
	Financial Statements
	- Statements of Assets and Liabilities	19
	- Statements of Operations	21
	- Statements of Changes in Net Assets	22
	Financial Highlights	23
	Notes to Financial Statements	25
	Report of Independent Registered Public Accounting Firm	36
	Other Federal Income Tax Information (Unaudited)	37
	Management (Unaudtied)	38
	Share Class Information (Unaudited)	41
	Supplemental Information (Unaudited)	42
	Approval of Investment Advisory Agreement and Sub-Advisory Agreements	43

LETTER FROM THE PORTFOLIO MANAGER

Dear Shareholder:

Emerging markets significantly underperformed developed markets in 2013, and this trend has continued into 2014 after the year began with a round of panic centered on several emerging-market currencies. The key factor driving this underperformance has been a slowdown in emerging-market economic growth compared with developed markets. At the same time, the relatively high returns on equity delivered by emerging-market economies since 2001 have moved closer to those in developed markets, mainly because profit margins are being squeezed by higher spending on wages and investment.

The main emerging market causing the Gross Domestic Product (GDP) slowdown has been China, where debt levels relative to GDP have grown dramatically since 2008 during an investment boom, reaching 220% at the end of the third quarter of 2013. It has become increasingly clear that it would be in China’s best interests to deleverage and to rebalance the economy away from fixed-asset investment and toward consumption, and for China to implement the economic reforms set out at the Communist Party’s Third Plenum conference in November. Such a shift would entail slower, but higher-quality growth with improved returns on capital. The key issue for China is the extent to which authorities will be willing to sacrifice growth in order to implement these changes. The economic rebalancing has so far been muted, and recent pronouncements suggest that the growth target for 2014 has been set again at 7.5%, a level that is almost certainly too high to allow any significant progress on reforms and rebalancing.

So the question for emerging-market investors is: will the underperformance continue? There are several key differences with last year which we feel make a repeat unlikely.

Let’s look at valuations first. The price-to-book ratio for emerging-market countries generally rests near 1.4 and has rarely gone much lower with the exception of the Asian crisis in 1997. Price-to-book ratios in emerging markets have become much more attractive relative to developed markets, against which they trade at a 30% discount.

Tapering by the U.S. Federal Reserve and its impact on emerging markets has received a lot of attention, but again there is a very different starting point now compared to last January with both Treasury yields and Emerging Market Bond spreads rising strongly.

Another clear difference with last year is sentiment. A year ago, emerging markets were a consensus overweight, but today allocations to emerging markets are the lowest since the Asian crisis. Interestingly, emerging markets are underperforming at a time when global growth appears to be on the upswing, even though emerging markets have been seen as an excellent way to gain exposure to global growth.

A final support for emerging markets is the fact that falling currencies have made emerging-market economies much more competitive than a year ago, particularly the currencies of the five now known as The Fragile Five: Brazil, Indonesia, India, South Africa and Turkey. These countries have the highest current-account deficits among emerging-market countries, and currency depreciation has often been linked to stabilization or improvement in current accounts.

1

LETTER FROM THE PORTFOLIO MANAGER

While the recent focus has been on slower relative emerging-market growth, it is important to bear in mind that it has been emerging markets that have very much driven global growth over the past decade. The factors that have caused emerging markets to consistently grow faster than developed markets are very much intact – favorable demographics, lower debt, urbanization, the ability to catch up in productivity, underserviced consumer and business borrowers and growing middle classes.

Economic and political reforms also appear set to play an important role in emerging markets such as India, Malaysia, Mexico and China, which increasingly show signs of implementing meaningful change. China’s reforms, which may receive the most attention, involve letting markets play a decisive role in allocating resources going forward. The private sector accounts for a rising share of profits, and the Communist Party leadership recognizes that the future health of an economy increasingly driven by consumption lies with the private sector, which employs 80% of the urban workforce and accounts for 90% of new jobs. Transport infrastructure in China has been largely built out, and investment in sewers, power grids, schools, hospitals and social housing may be the next focus. A lack of health care facilities should also receive significant attention, potentially boosting the economy and improving general access.

Consumption has been the key theme for the portfolio over the past four years. While the long-term outlook for emerging-market consumption is very strong, this theme has become very popular and we believe it now makes sense to put more emphasis on other themes such as automation, world trade and health care.

Phil Langham
Senior Portfolio Manager, Emerging Markets Equity RBC Global Asset Management (UK) Limited
The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Investing in small cap companies involves additional risks, including greater fluctuations in value and less liquidity than larger companies. These risks are fully described in the prospectus.

2

LETTER FROM THE PORTFOLIO MANAGER
Must be proceeded or accompanied by a prospectus.
The Price to Book Ratio is calculated by dividing the current price of the stock by the company’s book value per share.
Return on capital measures how effectively a company uses the money (borrowed or owned) invested in its operations.

3

EQUITY PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”) serves as the investment sub-advisor to the RBC Emerging Markets Equity Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of the Funds’ portfolios is set forth below.

Philippe Langham

Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM (UK) and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund. Philippe joined RBC GAM (UK) in November 2009 from the asset management division of a large European bank, where he was Head of Global Emerging Markets. He was previously based at another global financial services firm in Zurich for four years where he was a director and Head of Emerging Markets and Asia in their Multi Asset Class Division. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a degree in Economics from the University of Manchester and has qualified as a Chartered Accountant.

4

PERFORMANCE SUMMARY

Aggregate Total Returns as of March 31, 2014 (Unaudited)

	Since Inception(a)	Net Expense Ratio(1)(2)(3)(4)	Gross Expense Ratio(1)(2)(3)(4)

RBC Emerging Markets Equity Fund
Class A
- Including Maximum Sales Charge of 5.75%	(3.86)%
- At Net Asset Value	2.00%	1.45%	8.77%

Class I	2.10%	1.20%	8.52%

MSCI Emerging Markets
Net Index (b)	1.06%

RBC Emerging Markets Small Cap Equity Fund
Class A
- Including Maximum Sales Charge of 5.75%	(2.26)%
- At Net Asset Value	3.70%	1.85%	8.96%

Class I	3.70%	1.60%	8.71%

MSCI Emerging Markets
Small Cap Net Index (b)	5.80%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us.

(1) The Funds’ expenses reflect actual expenses from December 20, 2013 (commencement of operations) to March 31, 2014.

(2) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2015.

(3) For the period from December 20, 2013 (commencement of operations) to March 31, 2014.

(4) Annualized.

(a)	The since inception date (commencement of operations) of each Fund is December 20, 2013.

(b)	Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

The MSCI Emerging Markets Small Cap Net Index includes small cap representation across 21 emerging markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Equity Fund
Investment Strategy

Seeks to provide long-term capital growth by investing at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance
Since the Fund’s inception on December 20, 2013, the Fund had an annualized total return of 2.10% as of March 31, 2014 (Class I).
Factors That
Made Positive Contributions

— The Fund’s overweight position in India (the Fund’s largest country overweight position) and underweight position in Russia both contributed favorably to the Fund’s relative performance.

— Allocations to Frontier market stocks, especially in the Jordanian pharmaceutical company Hikma, also made positive contributions.

— Overweight positions in the Consumer Discretionary and Healthcare sectors and underweights in the Materials and Energy sectors all had a positive impact on the Fund’s relative performance.

Factors That
Detracted From Relative Returns

— An overweight position in Russian financial name Sberbank, the Fund’s sole Russian holding which was sold late in the period, detracted from the Fund’s relative performance.

— An overweight position in the Financials sector also was a negative contributor to Fund’s performance.

— The Fund’s allocation to Taiwanese food manufacturer Standard Foods, a core long-term holding that underperformed over the period, negatively impacted the Fund’s relative performance.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 1.61% of investments.				Asset Allocation as of 3/31/14 (% of fund’s investments) & Top Five Industries as of 3/31/14 (% of fund’s net assets)
HDFC Bank Ltd. ADR	5.63%	Petrochina Co. Ltd. - H Shares	2.56%	Top Ten Holdings as of 3/31/14 (% of fund’s net assets)
Taiwan Semiconductor	4.32%	Samsung Electronics Co. Ltd.	2.48%
Manufacturing Co. Ltd. ADR		SABMiller Plc	2.45%
China Mobile Ltd.	3.06%	AIA Group Ltd.	2.42%
Public Bank Berhad	2.65%	Credicorp Ltd.	2.37%
Naspers Ltd.	2.59%
*A listing of all portfolio holdings can be found beginning on page 10.
				Growth of $10,000 Initial Investment Since Inception (12/20/13)
The graph reflects an initial investment of $10,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2014 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Small Cap Equity Fund
Investment Strategy

Seeks to provide long-term capital growth by investing at least 80% of its assets in equity securities of smaller companies and/or investments that provide exposure to equity securities of small issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance
Since the Fund’s inception on December 20, 2013, the Fund had an annualized total return of 3.70% as of March 31, 2014 (Class I).
Factors That
Made Positive Contributions

— The Fund’s overweight positions in India, the Fund’s largest country overweight position, and Thailand were factors that contributed positively to the Fund’s relative performance.

— Underweight positions in Russia and China also favorably impacted the Fund’s performance.

— Allocations to Frontier market stocks, especially in the Jordanian pharmaceutical company Hikma, also made positive contributions.

— Overweight positions in Telecom securities had a positive impact on the Fund’s performance during the period.

Factors That
Detracted From Relative Returns

— An overweight in the Financials sector, a position that was reduced during the period, detracted from the Fund’s relative performance.

— An underweight position in Taiwan also had a negative impact on the Fund’s relative returns.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Small Cap Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Small Cap Net Index				Benchmark
* Includes U.S. dollar denominated cash equivalent investments representing 0.61% of investments.				Asset Allocation as of 3/31/14 (% of fund’s investments) & Top Five Industries as of 3/31/14 (% of fund’s net assets)
Market Vectors India Small-Cap Index ETF	4.16%	DGB Financial Group, Inc.	2.32%	Top Ten Holdings as of 3/31/14 (% of fund’s net assets)
Samsonite International SA	2.99%	Amorepacific Corp. - Preference Shares	2.30%
Delta Electronics Public Co. Ltd. NVDR	2.64%	Security Bank Corp.	2.28%
Standard Foods Corp. GDR	2.63%	Godrej Industries Ltd.	2.24%
WuXi PharmaTech Cayman, Inc. ADR	2.42%	Asia Satellite Telecommunications Holdings Ltd.	2.23%

* A listing of all portfolio holdings can be found beginning on page 14.
				Growth of $10,000 Initial Investment Since Inception (12/20/13)
The graph reflects an initial investment of $10,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2014 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

9

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund

March 31, 2014

Shares		Value

Common Stocks — 95.62%
Brazil — 6.91%
6,400	Banco Bradesco SA ADR	$87,488
6,000	Cia Hering	72,772
3,900	Totvs SA	60,468
5,500	Vale SA ADR	76,065
4,000	WEG SA	55,813

		352,606

Chile — 3.60%
7,500	Cia Cervecerias Unidas SA	84,112
27,500	Embotelladora Andina SA - Class B Preference Shares	99,589

		183,701

China — 11.04%
450	Baidu, Inc. ADR*	68,571
29,000	China Merchants Holdings International Co. Ltd.	99,988
17,000	China Mobile Ltd.	156,084
23,000	China Resources Land Ltd.	50,606
60,000	Guangdong Investment Ltd.	57,368
120,000	Petrochina Co. Ltd. - H Shares	130,348

		562,965

Hong Kong — 7.29%
26,000	AIA Group Ltd.	123,660
5,400	Cheung Kong Holdings Ltd.	89,790
34,000	Samsonite International SA	105,339
12,800	Wynn Macau Ltd.	53,276

		372,065

India — 9.16%
2,500	Dr. Reddy’s Laboratories Ltd. ADR	109,750
7,000	HDFC Bank Ltd. ADR	287,210
1,300	Infosys Ltd. ADR	70,434

		467,394

Indonesia — 2.31%
180,000	Astra International Tbk PT	117,739

Jordan — 1.95%
3,600	Hikma Pharmaceuticals Plc	99,672

Malaysia — 4.57%
48,000	Axiata Group Berhad	98,121

10

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2014

Shares		Value

23,000	Public Bank Berhad	$135,060

		233,181

Mexico — 2.20%
9,500	Grupo Financiero Banorte SAB de CV - Series O	64,245
18,000	Kimberly-Clark de Mexico SAB de CV - Series A	48,049

		112,294

Nigeria — 1.09%
360,000	Guaranty Trust Bank Plc	55,603

Peru — 2.37%
875	Credicorp Ltd.	120,680

Philippines — 1.70%
5,500	SM Investments Corp.	86,555

Poland — 1.53%
1,200	Bank Pekao SA	78,115

South Africa — 10.59%
2,100	Aspen Pharmacare Holdings Ltd.	56,044
16,600	Clicks Group Ltd.	103,295
8,000	Discovery Ltd.	64,087
4,000	Mr. Price Group Ltd.	59,785
1,200	Naspers Ltd.	132,232
2,500	SABMiller Plc	124,840

		540,283

South Korea — 12.53%
925	Coway Co. Ltd.	64,829
1,300	Halla Visteon Climate Control Corp.	59,550
700	Hyundai Motor Co. - Preference Shares	89,535
100	Samsung Electronics Co. Ltd.	126,417
90	Samsung Electronics Co. Ltd. - Preference Shares	89,656
350	Samsung Fire & Marine Insurance Co. Ltd.	78,838
300	Samsung Fire & Marine Insurance Co. Ltd. - Preference Shares	41,554
2,000	Shinhan Financial Group Co. Ltd.	88,492

		638,871

Taiwan — 10.13%
3,000	Airtac International Group	31,136
7,000	Delta Electronics, Inc.	43,353
7,000	Giant Manufacturing Co. Ltd.	47,709
8,300	Standard Foods Corp. GDR	113,046
11,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	220,220

11

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2014

Shares		Value

35,000	Uni-President Enterprises Corp.	$60,975

		516,439

Thailand — 2.16%
23,000	Central Pattana Public Co. Ltd.	33,492
5,000	Central Pattana Public Co. Ltd. - FOR	7,281
55,000	Tisco Financial Group Public Co. Ltd. - FOR	69,267

		110,040

Turkey — 2.27%
29,000	Enka Insaat Ve Sanayi AS	86,578
8,600	Turkiye Garanti Bankasi AS	29,395

		115,973

United Arab Emirates — 2.22%
12,000	Dragon Oil Plc	113,331

Total Common Stocks		4,877,507

(Cost $4,739,728)
Equity Linked Securities — 2.86%
India — 2.86%
2,000	Bajaj Auto Ltd.	69,776
2,000	Hero Motocorp Ltd.	76,179

Total Equity Linked Securities		145,955

(Cost $133,817)
Investment Company — 1.62%
82,452	Dreyfus Cash Management, Institutional Shares	82,452

Total Investment Company		82,452

(Cost $82,452)

Total Investments (Cost $4,955,997)(a) — 100.10%		$5,105,914

Liabilities in excess of other assets — (0.10)%		(4,942)

NET ASSETS — 100.00%		$5,100,972

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

12

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2014

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Restrictions

GDR - Global Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	31.46%
Consumer Staples	17.67%
Consumer Discretionary	16.39%
Information Technology	11.12%
Telecom Services	8.92%
Industrials	5.52%
Energy	4.78%
Materials	1.49%
Utilities	1.13%
Other*	1.52%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions and accrued expenses payable.

See notes to financial statements.

13

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund

March 31, 2014

Shares		Value

Common Stocks — 88.09%
Brazil — 6.50%
7,100	Cia Hering	$86,114
8,200	Porto Seguro SA	113,766
3,900	Totvs SA	60,468
6,250	Wilson Sons Ltd. BDR	76,548

		336,896

Chile — 4.81%
27,000	Coca-Cola Embonor SA - Class B Preference Shares	48,744
1,500	Inversiones Aguas Metropolitanas SA ADR	48,480
40,000	Parque Arauco SA	76,371
31,300	Sonda SA	75,913

		249,508

China — 13.28%
28,000	Asia Satellite Telecommunications Holdings Ltd.	115,696
132,000	Beijing Jingkelong Co. Ltd. - H Shares	37,193
160,000	CITIC Telecom International Holdings Ltd.	59,916
3,700	Hollysys Automation Technologies Ltd.*	79,698
40,000	Minth Group Ltd.	81,709
110,000	Sino Biopharmaceutical Ltd.	93,897
144,000	Tao Heung Holdings Ltd.	95,229
3,400	WuXi PharmaTech Cayman, Inc. ADR*	125,324

		688,662

Hong Kong — 4.32%
108,000	Pacific Basin Shipping Ltd.	69,102
50,000	Samsonite International SA	154,911

		224,013

Indonesia — 4.37%
1,300,000	Ace Hardware Indonesia Tbk PT	86,161
120,000	Bank Tabungan Pensiunan Nasional Tbk PT*	45,499
1,100,000	Sumber Alfaria Trijaya Tbk PT	50,455
115,000	XL Axiata Tbk PT	44,702

		226,817

Jordan — 1.87%
3,500	Hikma Pharmaceuticals Plc	96,903

Malaysia — 3.98%
172,000	CapitaMalls Malaysia Trust REIT	77,460
11,000	LPI Capital Berhad	55,928

14

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2014

Shares		Value

120,000	Oldtown Berhad	$72,842

		206,230

Mexico — 3.29%
11,000	Grupo Aeroportuario del Pacifico SAB de CV - Series B	64,405
41,300	Grupo Sports World SAB de CV*	63,268
25,000	Organizacion Cultiba SAB de CV	43,200

		170,873

Nigeria — 1.06%
150,000	Guaranty Trust Bank Plc	23,168
4,000	Guaranty Trust Bank Plc GDR	31,667

		54,835

Oman — 1.66%
52,000	BankMuscat SAOG	85,999

Peru — 0.74%
11,000	Grana y Montero SA	38,345

Philippines — 2.28%
50,000	Security Bank Corp.	118,184

Singapore — 1.19%
30,000	OSIM International Ltd.	61,888

South Africa — 6.41%
15,000	Clicks Group Ltd.	93,339
8,700	Discovery Ltd.	69,695
20,000	Howden Africa Holdings Ltd.	83,332
10,000	Oceana Group Ltd.	85,858

		332,224

South Korea — 9.52%
240	Amorepacific Corp. - Preference Shares	119,220
1,220	Coway Co. Ltd.	85,504
8,300	DGB Financial Group, Inc.	120,329
490	Hyundai Home Shopping Network Corp.	72,036
590	LS Industrial Systems Co. Ltd.	37,312
1,600	Youngone Corp.	59,521

		493,922

Taiwan — 13.76%
11,000	Airtac International Group	114,165
47,000	Chroma ATE, Inc.	112,267
14,000	Giant Manufacturing Co. Ltd.	95,418
4,000	Ginko International Co. Ltd.	69,112

15

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2014

Shares		Value

20,000	Lumax International Corp. Ltd.	$50,523
25,000	Pacific Hospital Supply Co. Ltd.	66,691
10,000	Standard Foods Corp. GDR	136,200
24,000	Yungtay Engineering Co. Ltd.	68,989

		713,365

Thailand — 7.98%
20,000	Aeon Thana Sinsap Thailand Public Co. Ltd. NVDR	54,010
75,000	Delta Electronics Thailand Public Co. Ltd. NVDR	136,777
70,000	Minor International Public Co. Ltd. - FOR	53,683
16,000	Robinson Department Store Public Co. Ltd. - FOR	26,090
7,500	Siam City Cement Public Co. Ltd. - FOR	80,192
50,000	Tisco Financial Group Public Co. Ltd. - FOR	62,970

		413,722

Turkey — 1.07%
65,000	Turkiye Sinai Kalkinma Bankasi AS	55,591

Total Common Stocks		4,567,977

(Cost $4,453,758)

Equity Linked Securities — 6.44%
India — 6.44%
22,000	Godrej Industries Ltd.	116,258
6,500	Ipca Laboratories Ltd.	91,951
20,000	Marico Ltd.	70,041
5,000	Sundaram Finance Ltd.	55,452

Total Equity Linked Securities		333,702

(Cost $293,235)

Exchange Traded Funds — 4.16%
India — 4.16%
6,000	Market Vectors India Small-Cap Index ETF	215,700

Total Exchange Traded Funds		215,700

(Cost $179,322)

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2014

Principal Amount		Value

Corporate Bonds — 0.04%
Oman — 0.04%
$ 780	BankMuscat SAOG, 4.50%, 12/31/17(a)	$2,026

Total Corporate Bonds		2,026

(Cost $2,026)

Shares

Investment Company — 0.61%
31,663	Dreyfus Cash Management, Institutional Class	31,663

Total Investment Company		31,663

(Cost $31,663)

Total Investments		$5,151,068
(Cost 4,960,004)(b) — 99.34%

Other assets in excess of liabilities — 0.66%		34,413

NET ASSETS — 100.00%		$5,185,481

*	Non-income producing security.
(a)	The Pricing Committee fair valued security under procedures established by the Fund’s Board of Trustees.
(b)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt
BDR - Brazilian Depositary Receipt
FOR - Foreign Ownership Restrictions
GDR - Global Depositary Receipt
NVDR - Non-Voting Depository Receipt
REIT - Real Estate Investment Trust

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2014

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Consumer Staples	28.95%
Financials	20.95%
Industrials	18.94%
Consumer Discretionary	15.67%
Telecom Services	4.25%
Information Technology	2.63%
Materials	2.24%
Utilities	0.93%
Other*	5.44%

100.00%

*	Includes cash, Exchange Traded Funds, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See notes to financial statements.

18

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2014

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund
Assets:
Investments, at value (cost $4,955,997 and $4,960,004, respectively)	$5,105,914	$5,151,068
Cash	—	8
Foreign currency, at value (cost $4,860 and $10,014, respectively)	4,877	10,043
Interest and dividends receivable	11,484	33,613
Receivable from advisor	24,482	22,779
Receivable for investments sold	17,427	36,268
Prepaid expenses	64,896	64,860

Total Assets	5,229,080	5,318,639

Liabilities:
Payable for investments purchased	—	5,438
Payable to advisor	58,841	58,841
Accrued expenses and other payables:
Accounting fees	6,753	6,754
Distribution fees	1,659	1,683
Custodian fees	7,106	7,106
Trustees’ fees	140	140
Shareholder reports	5,000	4,842
Audit fees	39,900	39,900
Transfer agent fees	1,180	1,180
Other	7,529	7,274

Total Liabilities	128,108	133,158

Net Assets	$5,100,972	$5,185,481

Net Assets Consist Of:
Capital	$4,984,318	$4,984,304
Undistributed net investment income	14,942	29,443
Accumulated net realized losses from investment and foreign currency transactions	(48,484)	(19,978)
Net unrealized appreciation on investments and foreign currency transactions	150,196	191,712

Net Assets	$5,100,972	$5,185,481

See notes to financial statements.

19

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund
Net Assets:
Class A	$2,549,657	$2,591,831
Class I	2,551,315	2,593,650

Total	$5,100,972	$5,185,481

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	250,000	250,000
Class I	250,000	250,000

Total	500,000	500,000

Net Asset Values and Redemption Prices Per Share:
Class A (a)	$10.20	$10.37

Class I	$10.21	$10.37

Maximum Offering Prices Per Share:
Class A	$10.82	$11.00

Maximum Sales Charge - Class A	5.75%	5.75%

(a) For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See notes to financial statements.

20

FINANCIAL STATEMENTS

Statements of Operations

For the Period Ended March 31, 2014 (a)

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund
Investment Income:
Interest income	$81	$54
Dividend income	21,439	47,149
Foreign tax withholding	(1,709)	(2,189)

Total Investment Income	19,811	45,014

Expenses:
Investment advisory fees	12,608	16,828
Interest expense	8	—
Distribution fees - Class A	1,659	1,682
Accounting fees	11,730	11,731
Audit fees	39,900	39,900
Legal fees	2,322	2,322
Custodian fees	7,106	7,106
Trustees’ fees	169	169
Transfer agent fees	5,365	5,365
Shareholder reports	10,054	10,054
Registration and filing fees	3,085	3,085
Offering costs	14,188	14,187
Other fees	6,496	6,496

Total expenses before fee waiver/reimbursement	114,690	118,925

Expenses waived/reimbursed by:
Advisor	(97,097)	(95,703)

Net Expenses	17,593	23,222

Net Investment Income	2,218	21,792

Realized/Unrealized Gains (Losses):
Net realized losses on:
Investment transactions	(48,484)	(19,978)
Foreign currency transactions	(2,958)	(8,045)

Net realized losses	(51,442)	(28,023)

Net change in unrealized appreciation on:
Investments	149,917	191,064
Foreign currency transactions	279	648

Net unrealized gains	150,196	191,712

Change in net assets resulting from operations	$100,972	$185,481

(a) For the period from December 20, 2013 (commencement of operations) to March 31, 2014.

See notes to the financial statements.

21

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

For the Period Ended March 31, 2014 (a)

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund
From Investment Activities:
Operations:
Net investment income	$2,218	$21,792
Net realized losses from investments and foreign currency transactions	(51,442)	(28,023)
Net change in unrealized appreciation on investments and foreign currency transactions	150,196	191,712

Change in net assets resulting from operations	100,972	185,481

Capital Transactions:
Proceeds from shares issued	5,000,000	5,000,000
Distributions reinvested	—	—
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	5,000,000	5,000,000

Net increase in net assets	5,100,972	5,185,481

Net Assets:
Beginning of period	—	—

End of period	$5,100,972	$5,185,481

Undistributed net investment income	$14,942	$29,443

Share Transactions:
Issued	500,000	500,000
Reinvested	—	—
Redeemed	—	—

Change in shares resulting from capital transactions	500,000	500,000

(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the period indicated)

	For the Period Ended March 31, 2014(a)
	Class A	Class I

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	$10.00

Net investment income(b)	—	0.01
Realized and unrealized gains	0.20	0.20

Total from investment activities	0.20	0.21

Net asset value, end of period	$10.20	$10.21

Total Return:*(c)(d)	2.00%	2.10%

Ratios to Average Net Assets:(e)
Ratio of Net Expenses to Average Net Assets	1.45%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.04%	0.29%
Ratio of Expenses to Average Net Assets**	8.77%	8.52%

Net assets, end of period (in thousands)	$2,550	$2,551
Portfolio turnover***	11%	11%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Annualized.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the period indicated)

	For the Period Ended March 31, 2014(a)
	Class A	Class I

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	$10.00

Net investment income(b)	0.04	0.05
Realized and unrealized gains	0.33	0.32

Total from investment activities	0.37	0.37

Net asset value, end of period	$10.37	$10.37

Total Return:*(c)(d)	3.70%	3.70%

Ratios to Average Net Assets:(e)
Ratio of Net Expenses to Average Net Assets	1.85%	1.60%
Ratio of Net Investment Income to Average Net Assets	1.49%	1.74%
Ratio of Expenses to Average Net Assets**	8.96%	8.71%

Net assets, end of period (in thousands)	$2,592	$2,594
Portfolio turnover***	19%	19%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1.Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. This report includes the following two investment portfolios (“Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets Small Cap Equity Fund (“Emerging Markets Small Cap Equity Fund”)

The Funds offer two share classes: Class A and Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

2. Significant Accounting Policies:

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the close of regular trading on the exchange and are categorized as Level 1 in the fair value hierarchy. An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and are generally categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue. Short-term debt obligations with less

25

NOTES TO FINANCIAL STATEMENTS

than 60 days to maturity at the time of purchase are valued at amortized cost unless Fund management determines that amortized cost no longer approximates fair market value.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North America close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North America daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

26

NOTES TO FINANCIAL STATEMENTS

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

—  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

—  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

—  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

27

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of each Fund’s investments as of March 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Investments in Securities
Common Stocks:
Brazil	$352,606	$—	$—	$352,606
Chile	183,701	—	—	183,701
China	68,571	494,394	—	562,965
Hong Kong	—	372,065	—	372,065
India	467,394	—	—	467,394
Indonesia	—	117,739	—	117,739
Jordan	—	99,672	—	99,672
Malaysia	—	233,181	—	233,181
Mexico	112,294	—	—	112,294
Nigeria	—	55,603	—	55,603
Peru	120,680	—	—	120,680
Philippines	—	86,555	—	86,555
Poland	—	78,115	—	78,115
South Africa	—	540,283	—	540,283
South Korea	—	638,871	—	638,871
Taiwan	333,266	183,173	—	516,439
Thailand	—	110,040	—	110,040
Turkey	—	115,973	—	115,973
United Arab Emirates	—	113,331	—	113,331

Total Common Stocks	1,638,512	3,238,995	—	4,877,507

Equity Linked Securities	—	145,955	—	145,955
Investment Company	82,452	—	—	82,452

Total Assets	$1,720,964	$3,384,950	$—	$5,105,914

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Small Cap Equity Fund Investments in Securities
Common Stocks:
Brazil	$336,896	$—	$—	$336,896
Chile	249,508	—	—	249,508
China	205,022	483,640	—	688,662
Hong Kong	—	224,013	—	224,013
Indonesia	—	226,817	—	226,817
Jordan	—	96,903	—	96,903
Malaysia	—	206,230	—	206,230
Mexico	170,873	—	—	170,873
Nigeria	—	54,835	—	54,835
Oman	—	85,999	—	85,999
Peru	38,345	—	—	38,345
Philippines	—	118,184	—	118,184
Singapore	—	61,888	—	61,888
South Africa	—	332,224	—	332,224
South Korea	—	493,922	—	493,922
Taiwan	136,200	577,165	—	713,365
Thailand	—	413,722	—	413,722
Turkey	—	55,591	—	55,591

Total Common Stocks	1,136,844	3,431,133	—	4,567,977

28

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Small Cap Equity Fund (continued)
Equity Linked Securities	$—	$333,702	$—	$333,702
Exchange Traded Funds	215,700	—	—	215,700
Corporate Bonds	—	—	2,026	2,026
Investment Company	31,663	—	—	31,663

Total Assets	$1,384,207	$3,764,835	$2,026	$5,151,068

The Funds did not have any liabilities that were measured at fair value on a recurring basis at March 31, 2014.

During the period ended March 31, 2014, the Funds recognized no transfers to/from Level 1 or Level 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the period utilizing fair value at the beginning of the period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Emerging
Markets
Small Cap
Equity
Fund
Corporate
Bonds
Balance as of 12/20/13* (value)	$—
Purchases	2,026

Balance as of 3/31/14 (value)	$2,026

* commencement of operations.

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no Repurchase Agreements held at March 31, 2014.

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Funds were incurred by the Funds. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statement of Operations. Unamortized offering costs are included in prepaid expenses on the Statement of Assets and Liabilities.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the

29

NOTES TO FINANCIAL STATEMENTS

cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, foreign currency transactions, distribution redesignations and prior year spillbacks), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the period ended March 31, 2014, permanent difference reclassification amounts were as follows:

	Decrease Paid in Capital	Increase Undistributed Net Investment Income/(Loss)	Increase Accumulated Realized Gain/(Loss)
Emerging Markets Equity Fund	$(15,682)	$12,724	$2,958
Emerging Markets Small Cap Equity Fund	(15,696)	7,651	8,045

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Markets Equity Fund	0.95%
Emerging Markets Small Cap Equity Fund	1.25%

30

NOTES TO FINANCIAL STATEMENTS

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Class A and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until January 31, 2015.

	Class A Annual Rate	Class I Annual Rate
Emerging Markets Equity Fund	1.45%	1.20%
Emerging Markets Small Cap Equity Fund	1.85%	1.60%

This expense limitation agreement is in place until January 31, 2015 and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 3 years from the end of the fiscal year in which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At March 31, 2014, the amounts subject to possible recoupment under the expense limitation agreement are $97,097 and $95,703 for the Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund, respectively.

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

The Funds are sub-advised by RBC GAM (UK), which is a wholly-owned subsidiary of Royal Bank of Canada, which is a parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based on each Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $35,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.25%.

Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board of Trustees has approved an annual limit of 0.25%.

31

NOTES TO FINANCIAL STATEMENTS

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the period ended March 31, 2014, there were no fees waived by the Distributor.

For the period ended March 31, 2014, the Distributor did not receive any commissions from front-end sales charges of Class A shares of the Funds.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the period ended March 31, 2014.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the period ended March 31, 2014 were as follows:

	Purchases	Sales
Emerging Markets Equity Fund	$5,462,637	$540,608
Emerging Markets Small Cap Equity Fund	5,890,364	942,045

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds for the period ended March 31, 2014 are summarized below:

		Emerging
	Emerging	Markets
	Markets	Small Cap
	Equity	Equity
	Fund(a)	Fund(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,500,000	$2,500,000
Distributions reinvested	—	—
Cost of shares redeemed	—	—

Change in Class A	$2,500,000	$2,500,000

Class I
Proceeds from shares issued	$2,500,000	$2,500,000
Distributions reinvested	—	—
Cost of shares redeemed	—	—

Change in Class I	$2,500,000	$2,500,000

Change in net assets resulting from capital transactions	$5,000,000	$5,000,000

32

NOTES TO FINANCIAL STATEMENTS

		Emerging
	Emerging	Markets
	Markets	Small Cap
	Equity	Equity
	Fund(a)	Fund(a)
SHARE TRANSACTIONS:
Class A
Issued	250,000	250,000
Reinvested	—	—
Redeemed	—	—

Change in Class A	250,000	250,000

Class I
Issued	250,000	250,000
Reinvested	—	—
Redeemed	—	—

Change in Class I	250,000	250,000

Change in shares resulting from capital transactions	500,000	500,000

(a) For the period from December 20, 2013 (commencement of operations) to March 31, 2014.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the period ended March 31, 2014), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended March 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalities, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. This assessment is not expected to change in the next twelve months.

As of March 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$4,956,143	$272,856	$(123,085)	$149,771
Emerging Markets Small Cap Equity Fund	4,960,857	325,051	(134,840)	190,211

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

There were no distributions during the period ended March 31, 2014 for the Funds.

33

NOTES TO FINANCIAL STATEMENTS

As of March 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund
Undistributed Ordinary Income	$ 14,942	$ 29,443
Undistributed Long Term Gain	—	—
Accumulated Earnings	14,942	29,443
Distributions Payable	—	—
Accumulated Capital Loss Carryforwards	(48,338)	(19,125)
Deferred Qualified Late-Year Losses	—	—
Unrealized Appreciation/(Depreciation)	150,050	190,859
Total Accumulated Earnings/(Losses)	$ 116,654	$ 201,177

As of March 31, 2014, the Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund had a short-term capital loss carryforward of $48,338 and $19,125, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund did not have any deferred qualified late-year ordinary losses.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, and may also limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in certain situations, such as where the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the period ended March 31, 2014, there were no redemption fees collected by the Funds.

9. Soft Dollars:

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a Fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of March 31, 2014, certain of the Funds used soft dollar arrangements on a limited basis. Fund management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

34

NOTES TO FINANCIAL STATEMENTS

10. Subsequent Events:

Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund (collectively the “Funds”), two of the portfolios constituting the RBC Funds Trust (the “Trust”), as of March 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period December 20, 2013 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the RBC Funds Trust referred to above, as of March 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the period December 20, 2013 (commencement of operations) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 21, 2014

36

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the period ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%.

Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period ended March 31, 2014, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Markets Equity Fund	80.42%
Emerging Markets Small Cap Equity Fund	61.62%

For the period ended March 31, 2014, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income
Emerging Markets Equity Fund	100.00%
Emerging Markets Small Cap Equity Fund	100.00%

The Funds have elected to pass through to their shareholders the foreign taxes paid for the period ended March 31, 2014 as follows:

Foreign Taxes Paid
Emerging Markets Equity Fund	$1,133
Emerging Markets Small Cap Equity Fund	912

37

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

38

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (61)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.

William B. Taylor (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); previously Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC; Kansas City Symphony; University of Kansas Medical Center Research Institute; Balance Innovations LLC

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (50)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (50)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Kathleen A. Hegna (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

39

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Moore (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012-present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006-2012)

Lee Thoresen (42)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Capital Markets, LLC (2006-present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

40

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Emerging Markets Equity Funds offer two share classes. These two share classes are the A and I classes.

Class A

Class A shares of all Funds are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

41

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 20, 2013 (commencement of operations) through March 31, 2014.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 12/20/13	Ending Account Value 3/31/14	Expenses Paid During Period* 12/20/13-3/31/14	Annualized Expense Ratio During Period 12/20/13-3/31/14

Emerging Markets Equity Fund	Class A	$1,000.00	$1,020.00	$3.97	1.45%
	Class I	1,000.00	1,021.00	3.29	1.20%

Emerging Markets Small Cap Equity Fund	Class A	1,000.00	1,037.00	5.11	1.85%
	Class I	1,000.00	1,037.00	4.42	1.60%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 12/20/13	Ending Account Value 3/31/14	Expenses Paid During Period* 12/20/13-3/31/14	Annualized Expense Ratio During Period 12/20/13-3/31/14

Emerging Markets Equity Fund	Class A	$1,000.00	$1,009.63	$3.95	1.45%
	Class I	1,000.00	1,010.31	3.27	1.20%

Emerging Markets Small Cap Equity Fund	Class A	1,000.00	1,008.54	5.04	1.85%
	Class I	1,000.00	1,009.22	4.36	1.60%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 99/365 (to reflect period since inception).

42

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

This section provides information regarding the approval of the Investment Advisory Agreement and Sub-Advisory Agreement (together, the “Agreements”) for the RBC Emerging Markets Equity Fund and the RBC Emerging Markets Small Cap Equity Fund (the “Funds”). RBC Global Asset Management (U.S.) Inc. (the “Advisor”) serves as investment advisor for the Funds and RBC Global Asset Management (UK) Limited serves as Sub-Advisor (the “Sub-Advisor”).

At meetings in September and December 2013, the Trustees discussed the Funds, the advisory services and the Agreements. Representatives of the Advisor’s senior management discussed with the Board of Trustees the strategic proposals to create the Funds, which would be advised by the Advisor and sub-advised by the Sub-Advisor. The Sub-Advisor currently acts as sub-advisor to two RBC Canadian mutual funds with the same investment strategies as the proposed Funds. The Trustees considered the performance record of those funds in their peer group and relative to a benchmark, and their volatility relative to institutional peers. The Trustees considered the personnel and assets under management of the proposed management team.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services to be performed by the Advisor and the Sub-Advisor, and the staffing and qualifications of the personnel who would be responsible for operating and managing the Funds. Representatives of the Advisor discussed with the Trustees their due diligence and training visit to the proposed Sub-Advisor.

The Trustees reviewed the Funds’ anticipated expense structure and advisory fees, including information from the Sub-Advisor regarding other client accounts advised or sub-advised by them with investment objectives similar to those of the Funds, including advisory fees paid and the reasons for the differences in fees. The Trustees also considered, and viewed favorably, the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels. The Trustees were satisfied with the Advisor’s view that it was premature to impose contractual advisory fee breakpoints at the outset, but determined that profitability and economies of scale information would be developed over time as the Funds operate, so that the Advisor and Trustees could evaluate fee levels and breakpoints going forward.

The Trustees’ considerations included other benefits expected to be derived by the Advisor and the Sub-Advisor from their relationship with the Funds, such as from the Advisor’s role as co-administrator to the Funds.

The Trustees focused their consideration of the Agreements mainly on reviewing the nature, quality, and extent of the services to be provided under the Agreements and, with respect to the Sub-Advisor, its experiences managing portfolios of securities similar to those to be held by the Funds. The Trustees concluded that they are satisfied with the nature, extent and quality of the sub-advisory and other services expected to be provided to the Funds. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the information and materials considered, the Trustees’ responsibilities with regard to the information and materials, and the Trustees’ responsibilities under relevant laws and regulations.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor and Sub-Advisor were reasonable and fair in view of the level and quality of the services to be provided by the Advisor and Sub-Advisor under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees approved the Agreements and expense limitation arrangements for each Fund for an initial term. In arriving at their collective decision to approve the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

43

This Page Intentionally Left Blank

44

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended March 31, 2014.

NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest
Stewardship Council certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-14

LETTER FROM THE CIO

Dear Shareholder:

At RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), our creation of new investment solutions starts with identifying how we can help clients. We launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) as offerings to clients seeking diversified, high quality fixed income funds with shorter durations. We are pleased to be able to offer investors a mutual fund vehicle that utilizes RBC GAM (US)’s 30 years of experience managing short duration fixed income securities.

The Funds commenced operations on December 30, 2013. During the first quarter of 2014 (January 1-March 31) the Funds performed in a manner that was consistent with their respective benchmarks. The Short Duration Fixed Income Fund had a net total return of 0.57% (Class I shares) compared to a return of 0.25% for the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index. The Ultra-Short Fixed Income Fund had a net total return of 0.14% (Class I shares) compared to a return of 0.05% for the BofA Merrill Lynch 1-Year U.S. Treasury Bill Index.

One of the overriding factors for the Funds in the first quarter was that persistently low monetary policy rates continued to depress short-term rates. Beyond the one-year investment horizon, interest rates have shifted slightly higher in response to the beginning of Federal Reserve action to begin tapering its program of bond purchases. Beginning in January 2014, the Federal Open Market Committee (“FOMC”) elected to initiate a modest tapering by reducing their Treasury bond purchases from $45 billion to $40 billion per month and agency mortgage-backed purchases from $40 billion to $35 billion. At each subsequent FOMC meeting, the central bank elected to shave an additional $10 billion in total from the bond buying program. We believe that the tapering will continue throughout the coming quarters and should be completed late in 2014. To be clear, any hike in short-term policy rates is unlikely in 2014 or early 2015, and we believe short-term interest rates should remain near zero.

From a more general perspective, credit spreads continued to remain fairly tight across the various sectors that are employed in short-term portfolios. There continued to be strong demand for high quality, shorter-term corporate and municipal instruments. Yields on agency securities were only marginally better than those on direct Treasury obligations.

Looking forward, we will seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a well diversified portfolio of higher quality bonds. Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Michael Lee, CFA CEO, President and Chief Investment Officer RBC Global Asset Management (U.S.) Inc.

LETTER FROM THE CIO

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in Mortgage related securities including pass-through securities and Collateralized Mortgage Obligations include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are more fully described in the prospectus.

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The BofA Merrill Lynch 1-Year U.S. Treasury Bill Index is an unmanaged index tracking U.S. government securities with 1 year remaining to maturity. You cannot invest directly in this index.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM (US). In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for its community investment strategy, including the Access Capital Community Investment Fund, and many of RBC GAM (US)’s government mandates. Brian joined RBC GAM (US) in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM (US), he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brian Svendahl, CFA

Brandon T. Swenson, CFA

Vice-President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for several cash management and core solutions, including the Money Market Funds. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the rates research team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

Brandon T. Swensen, CFA

PERFORMANCE SUMMARY

Aggregate Total Returns as of March 31, 2014

	Since Inception(a)	Net Expense Ratio(1)(2)(3)(4)	Gross Expense Ratio(1)(2)(3)(4)
RBC Short Duration Fixed Income Fund
- At Net Asset Value
Class F	(0.08)%	0.45%	43.21%
Class I	0.57%	0.35%	3.66%

BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index (b)	0.25%

RBC Ultra-Short Fixed Income Fund
- At Net Asset Value
Class F	0.21%	0.40%	43.18%
Class I	0.14%	0.30%	3.70%

BofA Merrill Lynch 1-Year U.S. Treasury Bill Index (b)	0.05%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us. Please see footnotes below.

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is an unmanaged index that tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market with a remaining term to final maturity less than 3 years, including US Treasury, US agency, foreign government, supranational and corporate securities.

The BofA Merrill Lynch 1-Year U.S. Treasury Bill Index is an unmanaged index tracking U.S. government securities with 1 year remaining to maturity.

(1) The Funds’ expenses reflect actual expenses from March 3, 2014 (commencement of operations) to March 31, 2014 for Class F shares and from December 30, 2013 (commencement of operations) to March 31, 2014 for Class I shares.

(2) The Adviser has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2015.

(3) For the period from March 3, 2014 (commencement of operations) to March 31, 2014 for Class F shares and the period from December 30, 2013 (commencement of operations) to March 31, 2014 for Class I shares.

(4) Annualized.
(a) The inception date (commencement date) is March 3, 2014 for Class F shares and December 30, 2013 for Class I shares.
(b) Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Short Duration Fixed Income Fund
Investment Objective	Seeks to achieve a high level of current income consistent with preservation of capital.

Performance

Since the Fund’s inception on December 30, 2013, the Fund had an annualized total return of 0.57% as of March 31, 2014 (Class I). That compares to a return of 0.25% for the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—       Short term interest rates ended the most recent quarter largely unchanged. The 3 year area of the curve modestly underperformed while longer maturity bonds did well. A slight overweight to longer maturity securities helped the Fund outperform the benchmark.

—     Excess interest income was a positive contributor to relative returns.

—     Tighter spreads across most non-treasury sectors resulted in additional positive price performance in total return and relative to the benchmark.

Factors That Detracted From Relative Returns

—      Higher than normal cash allocation was a drag on returns. The Fund was in the process of becoming fully invested and is expected to have less cash going forward.

—      Select asset-backed securities fell in price slightly.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Current income and capital appreciation.				Investment Objective
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index				Benchmark

				Asset Allocation (as of 3/31/14) (% of fund’s investments)

JPMorgan Chase Bank, N.A., 5.88%, 06/13/16	2.64%	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 09/25/57	2.35%	Top Ten Holdings (as of 3/31/14) (% of fund’s net assets)
Bank of America, N.A., 5.30, 03/15/17	2.63%	RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 2.40%, 08/26/35	2.34%
Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2010-RS2, Class A3, 3.92%, 06/28/47	2.43%	Citigroup Mortgage Loan Trust, Inc., Series 2012-11, Class 3A1, 0.44%, 12/25/35	2.33%
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M1, 1.04%, 12/25/34	2.40%	CSX Corp., 7.90%, 05/01/17	2.25%
Branch Banking & Trust Co., 0.55%, 09/13/16	2.38%	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	2.24%
*A listing of all portfolio holdings can be found beginning on page 10.
				Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2014 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Ultra-Short Fixed Income Fund
Investment Objective	Seeks to achieve a high level of current income consistent with preservation of capital.

Performance

Since the Fund’s inception on December 30, 2013, the Fund had an annualized total return of 0.14% as of March 31, 2014 (Class I). That compares to a return of 0.05% for the BofA Merrill Lynch 1-Year U.S. Treasury Bill Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—      Short term interest rates ended the most recent quarter largely unchanged. The 3 year area of the curve modestly underperformed while longer maturity bonds did well. A slight overweight to longer maturity securities helped the Fund outperform the benchmark.

—      Excess interest income was a positive contributor to relative returns.

—      Tighter spreads across most non-treasury sectors resulted in additional positive price performance in total return and relative to the benchmark.

Factors That Detracted From Relative Returns

—      Higher than normal cash allocation was a drag on returns. The Fund was in the process of becoming fully invested and is expected to have less cash going forward.

—      Select asset-backed securities fell in price slightly.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Current income and capital appreciation.				Investment Objective
BofA Merrill Lynch 1 Year US Treasury Note Index				Benchmark

				Asset Allocation (as of 3/31/14) (% of fund’s investments)

ING Bank NV, 3.00%, 09/01/15	2.53%	Wachovia Corp., 0.61%, 10/15/16	2.45%	Top Ten Holdings (as of 3/31/14) (% of fund’s net assets)
Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2010-RS2, Class A3, 3.92%, 06/28/47	2.50%	Branch Banking & Trust Co., 0.55%, 09/13/16	2.44%
Verizon Communications, Inc., 1.00%, 06/17/19	2.48%	Fifth Third Bancorp, 0.65%, 12/20/16	2.44%
Citigroup, Inc., 0.92%, 11/15/16	2.47%	Structured Asset Securities Corp., Series 2004-GEL2, Class A2, 0.80%, 05/25/34	2.42%
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M1, 1.04%, 12/25/34	2.46%	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 09/25/57	2.42%
*A listing of all portfolio holdings can be found beginning on page 14.
				Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2014 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund

March 31, 2014

Principal Amount		Value

Asset Backed Securities — 6.19%
$252,023	Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M1, 1.04%, 12/25/34(a)	$250,403
182,370	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M1, 0.81%, 4/25/36(a)	177,638
224,191	Structured Asset Securities Corp., Class 2005-NC1, Class M1, 0.62%, 2/25/35(a)	218,930

Total Asset Backed Securities		646,971

(Cost $652,434)

Collateralized Mortgage Obligations — 13.21%
103,522	Adjustable Rate Mortgage Trust, Series 2004-2, Class 7A2, 0.99%, 2/25/35(a)	102,323
251,723	Citigroup Mortgage Loan Trust, Inc., Series 2012-11, Class 3A1, 0.44%, 12/25/35(a)(b)	243,808
250,000	Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2010-RS2, Class A3, 3.92%, 6/28/47(a)(b)	253,721
211,429	Nomura Asset Acceptance Corp Alternative Loan Trust, Series 2005-AR1, Class 1A2, 2.84%, 2/25/35(a)	214,419
75,952	Springleaf Mortgage Loan Trust, Series 2013-1A, Class A, 1.27%, 6/25/58(a)(b)	75,503
245,804	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 9/25/57(a)(b)	245,871
242,703	RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 2.40%, 8/26/35(a)(b)	244,137

Total Collateralized Mortgage Obligations		1,379,782

(Cost $1,385,887)

Corporate Bonds — 69.46%
Banks — 17.07%
125,000	Amsouth Bank, N.A., 5.20%, 4/1/15	130,000
250,000	Bank of America, N.A., 5.30%, 3/15/17	275,112
250,000	Branch Banking & Trust Co., 0.55%, 9/13/16(a)	248,526
200,000	Citigroup, Inc., 5.50%, 2/15/17	220,764
200,000	ING Bank NV, 3.75%, 3/7/17(b)	212,611
250,000	JPMorgan Chase Bank, N.A., 5.88%, 6/13/16	275,577
200,000	PNC Funding Corp., 5.63%, 2/1/17	221,409
200,000	Wachovia Corp., 0.50%, 6/15/17(a)	198,817

		1,782,816

Consumer Staples — 2.15%
200,000	General Mills, Inc., 5.70%, 2/15/17	224,026

Finance - Diversified — 8.83%
100,000	American Tower Corp. REIT, 7.00%, 10/15/17	116,161

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2014

Principal Amount		Value

$150,000	Bear Stearns Cos. LLC (The), 0.62%, 11/21/16(a)	$149,415
200,000	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	234,091
200,000	Murray Street Investment Trust I, 4.65%, 3/9/17(c)	216,027
200,000	Santander Holdings USA, Inc., 3.45%, 8/27/18	206,924

		922,618

Industrials — 9.98%
180,000	B/E Aerospace, Inc., 6.88%, 10/1/20	197,550
150,000	Case New Holland, Inc., 7.88%, 12/1/17	175,875
200,000	CSX Corp., 7.90%, 5/1/17	234,990
200,000	L-3 Communications Corp., 3.95%, 11/15/16	212,896
200,000	Owens Corning, 6.50%, 12/1/16	220,845

		1,042,156

Information Technology — 2.11%
200,000	Xerox Corp., 6.40%, 3/15/16	220,680
Insurance — 6.30%
100,000	American International Group, Inc., 8.25%, 8/15/18	124,999
150,000	Genworth Holdings, Inc., 8.63%, 12/15/16	177,380
200,000	ING US, Inc., 2.90%, 2/15/18	204,923
131,000	Prudential Financial, Inc., 6.00%, 12/1/17	150,613

		657,915

Materials — 4.93%
150,000	ArcelorMittal, 5.00%, 2/25/17	159,187
100,000	CF Industries, Inc., 6.88%, 5/1/18	116,556
100,000	Dow Chemical Co. (The), 8.55%, 5/15/19	128,045
100,000	LyondellBasell Industries NV, 5.00%, 4/15/19	111,346

		515,134

Media — 2.25%
100,000	CBS Corp., 4.63%, 5/15/18	108,745
100,000	Time Warner Cable, Inc., 8.75%, 2/14/19	126,502

		235,247

Oil & Gas — 10.72%
200,000	Enbridge Energy Partners LP, 6.50%, 4/15/18	230,830
110,000	Enterprise Products Operating LLC, 7.03%, 1/15/68(a)	124,575
135,000	Marathon Oil Corp., 6.00%, 10/1/17	154,323
150,000	Newfield Exploration Co., 6.88%, 2/1/20	159,750
200,000	Plains Exploration & Production Co., 6.50%, 11/15/20	220,250
200,000	Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/1/17	230,219

		1,119,947

Telecommunication Services — 3.02%
200,000	CenturyLink, Inc., 5.15%, 6/15/17	214,500

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2014

Principal Amount		Value

$100,000	Verizon Communications, Inc., 1.00%, 6/17/19(a)	$100,865

		315,365

Utilities — 2.10%
200,000	Southwestern Electric Power Co., 5.55%, 1/15/17	219,814

Total Corporate Bonds		7,255,718

(Cost $7,253,217)

U.S. Government Agency Backed Mortgages — 3.45%
Fannie Mae — 1.59%
12,240	Series 2001-70, Class OF, 1.10%, 10/25/31(a)	12,476
25,734	Series 2002-55, Class QE, 5.50%, 9/25/17	27,015
27,727	Series 2005-68, Class BC, 5.25%, 6/25/35	30,120
9,464	Series 2009-87, Class FX, 0.90%, 11/25/39(a)	9,613
83,454	Series 2012-3, Class EA, 3.50%, 10/25/29	86,844

		166,068

Freddie Mac — 1.86%
10,169	Series 2448, Class FT, 1.16%, 3/15/32(a)	10,390
10,673	Series 2488, Class FQ, 1.16%, 3/15/32(a)	10,917
78,998	Series 2627, Class MW, 5.00%, 6/15/23	85,835
11,395	Series 3725, Class A, 3.50%, 9/15/24	11,981
11,953	Series 3770, Class FP, 0.66%, 11/15/40(a)	12,019
62,704	Series 4027, Class GD, 2.00%, 10/15/25	63,133

		194,275

Total U.S. Government Agency Backed Mortgages		360,343

(Cost $356,934)

U.S. Treasury Obligations — 4.55%
U.S. Treasury Bills — 4.55%
150,000	0.06%, 4/17/14(d)	149,997
175,000	0.04%, 5/1/14(d)	174,994
150,000	0.06%, 4/24/14(d)	149,995

Total U.S. Treasury Obligations		474,986

(Cost $474,986)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2014

Shares		Value

Investment Company — 1.90%
198,830	RBC Prime Money Market Fund, Institutional Class I(e)	$198,830

Total Investment Company		198,830

(Cost $198,830)

Total Investments		$10,316,630
(Cost 10,322,288)(f) — 98.76%

Other assets in excess of liabilities — 1.24%		129,699

NET ASSETS — 100.00%		$10,446,329

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2014.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Represents effective yield to maturity on date of purchase.
(e)	Affiliated investment.
(f)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

Financial futures contracts as of March 31, 2014:

Long Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
90-Day Euro Dollar	20	June, 2016	$(12,250)	USD	4,924,500	Barclays Plc

Short Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
90-Day Euro Dollar	10	March, 2017	$6,125	USD	2,442,250	Barclays Plc
90-Day Euro Dollar	14	September, 2017	5,713	USD	3,402,288	Barclays Plc
Five Year U.S. Treasury Bonds	5	June, 2014	3,867	USD	598,633	Barclays Plc

Total			$15,705

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund

March 31, 2014

Principal Amount		Value

Asset Backed Securities — 8.77%
$252,023	Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M1, 1.04%, 12/25/34(a)	$250,403
180,727	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M1, 0.81%, 4/25/36(a)	176,038
247,254	Structured Asset Securities Corp., Series 2004-GEL2, Class A2, 0.80%, 5/25/34(a)	246,080
224,191	Structured Asset Securities Corp., Series 2005-NC1, Class M1, 0.62%, 2/25/35(a)	218,930

Total Asset Backed Securities		891,451

(Cost $897,147)

Collateralized Mortgage Obligations — 11.82%
251,723	Citigroup Mortgage Loan Trust, Inc., Series 2012-11, Class 3A1, 0.44%, 12/25/35(a)(b)	243,808
250,000	Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2010-RS2, Class A3, 3.92%, 6/28/47(a)(b)	253,721
211,429	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class 1A2, 2.84%, 2/25/35(a)	214,419
242,703	RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 2.40%, 8/26/35(a)(b)	244,137
245,804	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 9/25/57(a)(b)	245,871

Total Collateralized Mortgage Obligations		1,201,956

(Cost $1,207,952)

Corporate Bonds — 47.81%
Banks — 21.65%
125,000	Amsouth Bank, N.A., 5.20%, 4/1/15	130,000
200,000	Bank of America Corp., 5.25%, 12/1/15	212,868
25,000	Bank of Montreal, 0.71%, 9/11/15(a)	25,123
90,000	Bank of Montreal, 0.84%, 4/9/18(a)	90,321
50,000	Bank of Nova Scotia, 0.63%, 3/15/16(a)	50,092
250,000	Branch Banking & Trust Co., 0.55%, 9/13/16(a)	248,526
25,000	Capital One Financial Corp., 0.88%, 11/6/15(a)	25,077
250,000	Citigroup, Inc., 0.92%, 11/15/16(a)	251,235
250,000	Fifth Third Bancorp, 0.65%, 12/20/16(a)	247,767
200,000	ING Bank NV, 2.00%, 9/25/15(b)	203,222
250,000	ING Bank NV, 3.00%, 9/1/15(b)	257,170
200,000	Morgan Stanley, 6.00%, 4/28/15	211,119
250,000	Wachovia Corp., 0.61%, 10/15/16(a)	249,066

		2,201,586

Consumer Discretionary — 7.23%
125,000	Anheuser-Busch Inbev Finance, Inc., 0.43%, 1/27/17(a)	124,861

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2014

Principal Amount		Value

$25,000	Coca-Cola Co. (The), 0.34%, 11/1/16(a)	$25,013
135,000	ConAgra Foods, Inc., 1.35%, 9/10/15	136,000
125,000	CVS Caremark Corp., 1.20%, 12/5/16	125,723
200,000	General Mills, Inc., 5.70%, 2/15/17	224,026
100,000	Whirlpool Corp., 1.35%, 3/1/17	99,775

		735,398

Consumer Staples — 1.97%
200,000	McKesson Corp., 0.64%, 9/10/15(a)	200,203

Finance - Diversified — 5.25%
100,000	American Tower Corp. REIT, 7.00%, 10/15/17	116,161
150,000	Bear Stearns Cos LLC (The), 0.62%, 11/21/16(a)	149,415
200,000	Ford Motor Credit Co. LLC, 8.00%, 12/15/16	234,091
14,000	General Electric Capital Corp., 1.28%, 7/2/15(a)	14,151
20,000	PACCAR Financial Corp., 0.84%, 12/6/18(a)	20,111

		533,929

Health Care — 0.94%
95,000	UnitedHealth Group, Inc., 0.36%, 8/28/14(a)	95,014

Industrials — 2.50%
100,000	L-3 Communications Corp., 3.95%, 11/15/16	106,448
132,000	Owens Corning, 6.50%, 12/1/16	145,757
2,000	United Technologies Corp., 0.74%, 6/1/15(a)	2,011

		254,216

Information Technology — 2.24%
7,000	Oracle Corp., 0.82%, 1/15/19(a)	7,040
200,000	Xerox Corp., 6.40%, 3/15/16	220,680

		227,720

Insurance — 1.16%
100,000	Genworth Holdings, Inc., 8.63%, 12/15/16	118,253

Materials — 1.31%
125,000	ArcelorMittal, 9.50%, 2/15/15	133,438

Telecommunication Services — 2.48%
250,000	Verizon Communications, Inc., 1.00%, 6/17/19(a)	252,161

Utilities — 1.08%
100,000	Southwestern Electric Power Co., 5.55%, 1/15/17	109,907

Total Corporate Bonds		4,861,825

(Cost $4,859,039)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2014

Principal Amount		Value

U.S. Government Agency Backed Mortgages — 27.01%
Fannie Mae — 17.17%
$200,242	Pool #254235, 6.00%, 3/1/17	$210,918
214,843	Pool #725098, 5.50%, 12/1/18	228,538
103,310	Pool #739413, 5.00%, 10/1/18	109,431
180,083	Pool #888467, 6.00%, 6/1/22	197,957
224,437	Pool #AL0202, 4.00%, 4/1/21	237,623
24,074	Series 2002-73, Class OE, 5.00%, 11/25/17	25,393
155,415	Series 2003-120, Class BL, 3.50%, 12/25/18	162,350
53,276	Series 2003-55, Class CD, 5.00%, 6/25/23	57,878
95,435	Series 2004-3, Class BE, 4.00%, 2/25/19	100,505
57,760	Series 2006-128, Class AP, 5.50%, 4/25/36	59,493
25,561	Series 2009-36, Class AB, 4.00%, 5/25/23	26,437
85,966	Series 2011-23, Class AB, 2.75%, 6/25/20	88,680
237,357	Series 2012-1, Class GB, 2.00%, 2/25/22	240,234

		1,745,437

Freddie Mac — 9.64%
24,088	Series 2543, Class NM, 5.00%, 12/15/17	25,409
135,803	Series 2649, Class QH, 4.50%, 7/15/18	143,472
76,670	Series 2675, Class CK, 4.00%, 9/15/18	80,812
85,616	Series 2761, Class CB, 4.00%, 3/15/19	90,332
62,850	Series 3484, Class DA, 5.00%, 9/15/22	63,634
21,120	Series 3641, Class VA, 5.50%, 10/15/22	21,128
177,957	Series 3710, Class AB, 2.00%, 8/15/20	181,090
157,064	Series 3726, Class BA, 2.00%, 8/15/20	158,664
202,134	Series 3852, Class EA, 4.50%, 12/15/21	215,589

		980,130

Ginnie Mae — 0.20%
20,376	Series 2010-6, Class BP, 2.25%, 3/16/33	20,482

Total U.S. Government Agency Backed Mortgages		2,746,049

(Cost $2,744,789)

U.S. Treasury Obligations — 0.98%
U.S. Treasury Bills — 0.98%
100,000	0.06%, 5/8/14(c)	99,994

Total U.S. Treasury Obligations		99,994

(Cost $99,994)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2014

Shares		Value

Investment Company — 3.05%
310,129	RBC Prime Money Market Fund, Institutional Class I(d)	$310,129

Total Investment Company		310,129

(Cost $310,129)

Total Investments		$10,111,404
(Cost 10,119,050)(e) — 99.44%

Other assets in excess of liabilities — 0.56%		56,925

NET ASSETS — 100.00%		$10,168,329

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2014.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(c)	Represents effective yield to maturity on date of purchase.
(d)	Affiliated investment.
(e)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

Financial futures contracts as of March 31, 2014:

Short Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
90-Day Euro
Dollar	1	March, 2016	$ 425	USD	246,800	Barclays Plc
90-Day Euro
Dollar	1	June, 2016	488	USD	246,100	Barclays Plc
90-Day Euro
Dollar	1	September, 2016	512	USD	245,387	Barclays Plc
90-Day Euro
Dollar	1	December, 2016	500	USD	244,688	Barclays Plc
Two Year U.S.
Treasury Bonds	6	June, 2014	1,781	USD	1,319,156	Barclays Plc

Total			$3,706

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2014

	Short Duration	Ultra-Short
	Fixed Income	Fixed Income
	Fund	Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $10,123,458 and $9,808,921, respectively)	$10,117,800	$9,801,275
Affiliated investment (cost $198,830 and $310,129,respectively)	198,830	310,129
Interest and dividends receivable	99,225	45,428
Receivable from advisor	27,237	27,636
Receivable for investments sold	2,903	2,903
Cash pledged for financial futures contracts	26,728	7,434
Unrealized appreciation on futures contracts	15,705	3,706
Prepaid expenses and other assets	71,909	71,909

Total Assets	10,560,337	10,270,420

Liabilities:
Unrealized depreciation on futures contracts	12,250	—
Payable to Advisor	49,307	49,307
Accrued expenses and other payables:
Accounting fees	3,985	3,983
Distribution fees	1	1
Trustee fees	406	407
Shareholder reports	4,184	4,456
Audit fees	38,900	38,900
Transfer Agent fees	904	892
Other	4,071	4,145

Total Liabilities	114,008	102,091

Net Assets	$10,446,329	$10,168,329

Net Assets Consist Of:
Capital	$10,412,029	$10,170,825
Undistributed net investment income	13,189	21,285
Accumulated net realized gains (losses) from investment transactions	23,314	(19,841)
Net unrealized depreciation on investments	(2,203)	(3,940)

Net Assets	$10,446,329	$10,168,329

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

	Short Duration		Ultra-Short
	Fixed Income		Fixed Income
	Fund		Fund
Net Assets:
Class F	$9,995		$10,018
Class I	10,436,334		10,158,311

Total	$10,446,329		$10,168,329

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class F	997		1,003
Class I	1,041,567		1,017,411

Total	1,042,564		1,018,414

Net Asset Values and Redemption Price Per Share:
Class F	$10.02	(a)	$9.99

Class I	$10.02		$9.98

(a) Net Asset Value is calculated using unrounded Net Assets of $9,995.17 divided by the unrounded shares outstanding of 997.162.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Operations

For the Period Ended March 31, 2014(a)

	Short Duration	Ultra-Short
	Fixed Income	Fixed Income
	Fund	Fund
Investment Income:
Interest income	$45,463	$29,698
Dividend income - affiliated investment	11	10

Total Investment Income	45,474	29,708

Expenses:
Investment advisory fees	7,754	6,283
Distribution fees - Class F	1	1
Accounting fees	6,362	6,358
Audit fees	38,900	38,900
Legal fees	1,351	1,352
Custodian fees	1,097	1,097
Trustees’ fees	468	468
Transfer agent fees	3,002	2,987
Shareholder reports	9,225	9,158
Registration and filing fees	8,765	8,765
Offering costs	13,212	13,212
Other fees	4,750	4,750

Total expenses	94,887	93,331

Expenses waived/reimbursed by:
Advisor	(85,840)	(85,790)

Net Expenses	9,047	7,541

Net Investment Income	36,427	22,167

Realized/Unrealized Gains (Losses):
Net realized gains (losses) on:
Investment transactions	22,878	3,417
Futures contracts	1,727	(2,565)

Net realized gains	24,605	852

Net change in unrealized appreciation (depreciation) on:
Investments	(5,658)	(7,646)
Futures contracts	3,455	3,706

Net unrealized losses	(2,203)	(3,940)

Change in net assets resulting from operations	$58,829	$19,079

(a)	For the period from December 30, 2013 (commencement of operations) to March 31, 2014.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

For the Period Ended March 31, 2014(a)

	Short Duration	Ultra-Short
	Fixed Income	Fixed Income
	Fund	Fund
From Investment Activities:
Operations:
Net investment income	$36,427	$22,167
Net realized gains from investments	24,605	852
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(2,203)	(3,940)

Change in net assets resulting from operations	58,829	19,079

Distributions to Class F Shareholders:
From net investment income	(12)	(11)

Distributions to Class I Shareholders:
From net investment income	(37,734)	(34,787)

Change in net assets resulting from shareholder distributions	(37,746)	(34,798)

Capital Transactions:
Proceeds from shares issued	10,387,500	10,149,250
Distributions reinvested	37,746	34,798
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	10,425,246	10,184,048

Net increase in net assets	10,446,329	10,168,329

Net Assets:
Beginning of period	—	—

End of period	$10,446,329	$10,168,329

Undistributed net investment income	$13,189	$21,285

Share Transactions:
Issued	1,038,798	1,014,928
Reinvested	3,766	3,486
Redeemed	—	—

Change in shares resulting from capital transactions	1,042,564	1,018,414

(a)	For the period from December 30, 2013 (commencement of operations) to March 31, 2014.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the period indicated)

	For the Period
	Ended
	March 31, 2014(a)
	Class F	Class I

Per Share Operating Performance:
Net asset value, beginning of period	$10.04	$10.00

Net investment income(b)	0.01	0.04
Realized and unrealized gains	(0.02)	0.02

Total from investment activities	(0.01)	0.06

Distributions:
Net investment income	(0.01)	(0.04)
Realized gains	—	—

Total distributions	(0.01)	(0.04)

Net asset value, end of period	$10.02	$10.02

Total Return:(c)	(0.08)%	0.57%

Ratios to Average Net Assets:(d)
Ratio of Net Expenses to Average Net Assets	0.45%	0.35%
Ratio of Net Investment Income to Average Net Assets	1.33%	1.41%
Ratio of Expenses to Average Net Assets*	43.21%	3.66%
Net assets, end of period (in thousands)	$10	$10,436
Portfolio turnover**	46%	46%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014 for Class F shares and from December 30, 2013 (commencement of operations) to March 31, 2014 for Class I shares.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the period indicated)

	For the Period
	Ended
	March 31, 2014(a)

	Class F	Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.98	$10.00

Net investment income(b)	—	0.02
Realized and unrealized gains	0.02	(0.01)

Total from investment activities	0.02	0.01

Distributions:
Net investment income	(0.01)	(0.03)
Realized gains	—	—

Total distributions	(0.01)	(0.03)

Net asset value, end of period	$9.99	$9.98

Total Return:(c)	0.21%	0.14%

Ratios to Average Net Assets:(d)
Ratio of Net Expenses to Average Net Assets	0.40%	0.30%
Ratio of Net Investment Income to Average Net Assets	(0.08)%	0.88%
Ratio of Expenses to Average Net Assets*	43.18%	3.70%
Net assets, end of period (in thousands)	$10	$10,158
Portfolio turnover**	41%	41%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014 for Class F shares and from December 30, 2013 (commencement of operations) to March 31, 2014 for Class I shares.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1. Organization

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. This annual report includes the following two investment portfolios (“Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class F and Class I shares. Class F and Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge (“CDSC”).

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of the Funds’ investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue. Short-term debt obligations with less than 60 days to maturity at the time of purchase are valued at amortized cost unless Fund management determines that amortized cost no longer approximates fair market value.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

NOTES TO FINANCIAL STATEMENTS

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

—    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

NOTES TO FINANCIAL STATEMENTS

—    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

—    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of each Fund’s investments as of March 31, 2014 is as follows:

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Short Duration Fixed Income Fund
Assets:
Investments in Securities
Asset Backed Securities	$—	$646,971	$—	$646,971
Collateralized Mortgage Obligations	—	1,379,782	—	1,379,782
Corporate Bonds	—	7,255,718	—	7,255,718
U.S. Government Agency Backed Mortgages	—	360,343	—	360,343
U.S. Treasury Obligations	—	474,986	—	474,986
Investment Company	198,830	—	—	198,830
Other Financial Instruments(*)
Interest Rate Contracts	15,705	—	—	15,705

	$214,535	$10,117,800	$—	$10,332,335

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$(12,250)	$—	$—	$(12,250)

NOTES TO FINANCIAL STATEMENTS

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable	Total
	Quoted Prices	Inputs	Inputs
Ultra-Short Fixed Income Fund
Assets:
Investments in Securities
Asset Backed Securities	$—	$891,451	$—	$891,451
Collateralized Mortgage Obligations	—	1,201,956	—	1,201,956
Corporate Bonds	—	4,861,825	—	4,861,825
U.S. Government Agency Backed Mortgages	—	2,746,049	—	2,746,049
U.S. Treasury Obligations	—	99,994	—	99,994
Investment Company	310,129	—	—	310,129
Other Financial Instruments(*)
Interest Rate Contracts	3,706	—	—	3,706

	$313,835	$9,801,275	$—	$10,115,110

* Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts.

During the period ended March 31, 2014, the Funds held no investments categorized as Level 3 in the hierarchy.

During the period ended March 31, 2014, the Funds recognized no transfers to/from Level 1 or Level 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Financial Instruments:

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Funds’ returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Funds’ hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below. For open derivative instruments as of March 31, 2014, see the following section for financial futures contracts.

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to both manage their cash position and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange

NOTES TO FINANCIAL STATEMENTS

rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedule of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers shown on the Statement of Assets and Liabilities at March 31, 2014.

Fair value of derivative instruments as of March 31, 2014:

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
Short Duration Fixed Income Fund
	Asset Derivatives
Interest Rate Risk	Unrealized Appreciation on Future Contracts	$15,705

	Liability Derivatives
Interest Rate Risk	Unrealized Depreciation on Future Contracts	$12,250

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
Ultra-Short Fixed Income Fund
	Asset Derivatives
Interest Rate Risk	Unrealized Appreciation on Future Contracts	$3,706

The effect of Derivative Instruments on the Statement of Operations during the period ended March 31, 2014 is as follows:

	Derivative Instruments Categorized by Risk Exposure	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts
Short Duration Fixed Income Fund	Interest Rate Risk	$ 1,727	$3,455
Ultra-Short Fixed Income Fund	Interest Rate Risk	(2,565)	3,706

For the period ended March 31, 2014, the average volume of derivative activities are as follows:

	Futures Long Positions	Futures Short Positions
	(Contracts)	(Contracts)
Short Duration Fixed Income Fund	20	29
Ultra-Short Fixed Income Fund	—	10

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

The Funds’ risk of loss from counterparty risk on over-the-counter (“OTC”) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

NOTES TO FINANCIAL STATEMENTS

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

TBA Commitments:

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of March 31, 2014, the Funds had no outstanding TBA commitments.

Affiliated Investments:

Each Fund invests in other Funds of the Trust (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

	Value			Value
	March 31, 2013	Purchases	Sales	March 31, 2014	Dividends
Investments in RBC Prime Money Market Fund — Institutional Class I
Short Duration Fixed Income Fund	$—	$26,640,308	$26,441,478	$198,830	$11
Ultra-Short Fixed Income Fund	—	24,827,553	24,517,424	310,129	10

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA). As of March 31, 2014, there are no obligations with credit enhancement or liquidity features.

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Funds were incurred by the Funds. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statement of Operations. Unamortized offering costs are included in prepaid expenses on the Statement of Assets and Liabilities.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes the amortization and accretion of premium or discount using the effective

NOTES TO FINANCIAL STATEMENTS

yield method. Paydown gains and losses on mortgage and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated to the Funds either proportionately based upon the Funds’ relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Funds are charged expenses specific to that class, such as distribution fees. Within the Funds, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the period ended March 31, 2014, permanent difference reclassification amounts were as follows:

	Increase Undistributed	Decrease Accumulated	Decrease
	Net Investment Income	Realized Gain/Loss	Paid-in-Capital

Short Duration Fixed Income Fund	$14,508	$ (1,291)	$(13,217)
Ultra-Short Fixed Income Fund	33,916	(20,693)	(13,223)

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.25%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Class F and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until January 31, 2015.

	Class F	Class I
	Annual Rate	Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.40%	0.30%

This expense limitation agreement is in place until January 31, 2015 and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 3 years from the end of the fiscal year in which a waiver or reimbursement is made by

NOTES TO FINANCIAL STATEMENTS

RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At March 31, 2014, the amounts subject to possible recoupment under the expense limitation agreement are $85,840 and $85,790 for the Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund, respectively.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $35,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class F covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class F is 0.10%.

Plan fees are based on average daily net assets of Class F. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the period ended March 31, 2014, there were no fees waived by the Distributor.

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the period ended March 31, 2014 were as follows:

	Short Duration	Ultra-Short
	Fixed Income	Fixed Income
	Fund	Fund
Purchases (Excl. US Gov’t.)	$11,063,974	$10,970,713
Sales (Excl. US Gov’t.)	$1,392,571	$1,220,554
Purchases of US Gov’t.	$2,996,581	$2,750,000
Sales of US Gov’t.	$2,999,215	$2,747,784

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds for the period ended March 31, 2014 are summarized below:

	Short Duration	Ultra-Short
	Fixed Income	Fixed Income
	Fund(a)	Fund(a)
CAPITAL TRANSACTIONS:
Class F
Proceeds from shares issued	$10,000	$10,000
Distributions reinvested	12	11
Cost of shares redeemed	—	—

Change in Class F	$10,012	$10,011

Class I
Proceeds from shares issued	$10,377,500	$10,139,250
Distributions reinvested	37,734	34,787
Cost of shares redeemed	—	—

Change in Class I	$10,415,234	$10,174,037

Change in net assets resulting from capital transactions	$10,425,246	$10,184,048

SHARE TRANSACTIONS:
Class F
Issued	996	1,002
Reinvested	1	1
Redeemed	—	—

Change in Class F	997	1,003

Class I
Issued	1,037,802	1,013,926
Reinvested	3,765	3,485
Redeemed	—	—

Change in Class I	1,041,567	1,017,411

Change in shares resulting from capital transactions	1,042,564	1,018,414

(a) For the period from March 3, 2014 (commencement of operations) to March 31, 2014 for Class F and December 30, 2013 (commencement of operations) to March 31, 2014 for Class I.

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the period ended March 31, 2014) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended March 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized

NOTES TO FINANCIAL STATEMENTS

tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. This assessment is not expected to change in the next twelve months.

As of March 31, 2014, tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Short Duration Fixed Income Fund	$10,322,288	$17,389	$(23,047)	$(5,658)
Ultra-Short Fixed Income Fund	10,119,050	14,699	(22,345)	(7,646)

The tax character of distributions during the period ended March 31, 2014 were as follows:

	Distributions Paid From
		Total
	Ordinary	Distributions
	Income	Paid
Short Duration Fixed Income Fund	$37,746	$37,746
Ultra-Short Fixed Income Fund	34,798	34,798

As of March 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Short Duration	Ultra-Short
	Fixed Income	Fixed Income
	Fund	Fund
Undistributed Ordinary Income	$36,849	$21,285
Undistributed Long Term Gain	3,109	—

Accumulated Earnings	39,958	21,285
Distributions Payable	—	—
Accumulated Capital Loss Carryforwards	—	(16,135)
Deferred Qualified Late-Year Losses	—	—
Unrealized Appreciation/(Depreciation)	(5,658)	(7,646)

Total Accumulated Earnings/(Losses)	$34,300	$(2,496)

As of March 31, 2014, Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $16,135 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund did not have any deferred qualified late-year capital losses.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (collectively the “Funds”), two of the portfolios constituting the RBC Funds Trust (the “Trust”), as of March 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period December 30, 2013 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the RBC Funds Trust referred to above, as of March 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the period December 30, 2013 (commencement of operations) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 21, 2014

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2014 as U.S. Government Income as follows:

U.S.
Government
Income
Short Duration Fixed Income Fund	3.06%
Ultra-Short Fixed Income Fund	0.94%

The Funds report a portion of the income dividends distributed during the period ended March 31, 2014, as qualified interest income as defined in the Internal Revenue Code:

Qualified
Interest
Income
Short Duration Fixed Income Fund	97.25%
Ultra-Short Fixed Income Fund	63.30%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. It is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (61)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.

William B. Taylor (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); previously Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC; Kansas City Symphony; University of Kansas Medical Center Research Institute; Balance Innovations LLC

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (50)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (50)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Kathleen A. Hegna (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Moore (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012-present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006-2012)

Lee Thoresen (42)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Capital Markets, LLC (2006-present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class F and Class I shares.

Class F

Class F shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load). Class F shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 3, 2014 (commencement of operations) through March 31, 2014 for Class F shares and December 30, 2013 (commencement of operations) through March 31, 2014 for Class I shares.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 3/3/14	Ending Account Value 3/31/14	Expenses Paid During Period* 3/3/14-3/31/14	Annualized Expense Ratio During Period 3/3/14-3/31/14
Short Duration Fixed Income Fund	Class F	$1,000.00	$999.20	$0.35	0.45%

Ultra-Short Fixed Income Fund	Class F	1,000.00	1,002.10	0.31	0.40%

		Beginning Account Value 12/30/13	Ending Account Value 3/31/14	Expenses Paid During Period** 12/30/13-3/31/14	Annualized Expense Ratio During Period 12/30/13-3/31/14
Short Duration Fixed Income Fund	Class I	$1,000.00	$1,005.70	$0.88	0.35%

Ultra-Short Fixed Income Fund	Class I	1,000.00	1,001.40	0.75	0.30%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 28/365 (to reflect period since inception) for Class F shares.

** Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 91/365 (to reflect period since inception) for Class I shares.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 3/3/14	Ending Account Value 3/31/14	Expenses Paid During Period* 3/3/14-3/31/14	Annualized Expense Ratio During Period 3/3/14-3/31/14
Short Duration Fixed Income Fund	Class F	$1,000.00	$1,003.49	$0.35	0.45%

Ultra-Short Fixed Income Fund	Class F	1,000.00	1,003.53	0.31	0.40%

		Beginning Account Value 12/30/13	Ending Account Value 3/31/14	Expenses Paid During Period** 12/30/13-3/31/14	Annualized Expense Ratio During Period 12/30/13-3/31/14
Short Duration Fixed Income Fund	Class I	$1,000.00	$1,011.59	$0.88	0.35%

Ultra-Short Fixed Income Fund	Class I	1,000.00	1,011.72	0.75	0.30%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 28/365 (to reflect period since inception) for Class F shares.

** Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 91/365 (to reflect period since inception) for Class I shares.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

This section provides information regarding the approval of the Investment Advisory Agreement (the “Advisory Agreement”) for the RBC Short Duration Fixed Income Fund and the RBC Ultra-Short Fixed Income Fund (the “Funds”). RBC Global Asset Management (U.S.) Inc. (the “Advisor”) serves as investment advisor for the Funds.

At meetings in September and December 2013, the Trustees discussed the Funds, the advisory services and the Advisory Agreement. Representatives of the Advisor’s senior management discussed with the Board of Trustees the strategic proposals to create the Funds, which would be advised by the fixed income team within the Advisor. Management discussed the expected demand and distribution opportunities for the Funds. The Advisor had coordinated with the distribution channels within RBC with regard to design of the Funds.

The Advisor’s personnel discussed the significant depth and experience of the Advisor’s team with regard to shorter duration portfolios. The proposed lead portfolio managers for the Funds would be the co-heads of the Advisor’s U.S. fixed income. The proposed portfolio managers for the Funds discussed the proposed Funds’ strategies. The Trustees considered the personnel of the proposed management team, and the Trustees indicated that they had confidence in the portfolio management team as well as the management team.

The Trustees considered performance information for products managed by the Advisor in a similar style to the Funds in addition to applicable benchmarks and peer group information.

The Trustees considered the peer group fees for each Fund as well as the Advisor’s estimates for gross and net yields. The Trustees also considered, and viewed favorably, the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels. The Trustees were satisfied with the Advisor’s view that it was premature to impose contractual advisory fee breakpoints at the outset, but determined that profitability and economies of scale information would be developed over time as the Funds operate, so that the Advisor and Trustees could evaluate fee levels and breakpoints going forward.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services to be performed by the Advisor, the staffing and qualifications of the personnel who would be responsible for operating and managing the Funds and the Funds’ advisory fees and anticipated expense structure. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels.

The Trustees considerations included other benefits expected to be derived by the Advisor from its relationship with the Funds, such as from the Advisor’s role as co-administrator to the Funds.

The Trustees focused their consideration of the Agreements mainly on reviewing the nature, quality, and extent of the services to be provided under the Agreements and the performance of funds that the Advisor manages in a similar style. The Trustees concluded that they are satisfied with the nature, extent and quality of the advisory and other services expected to be provided to the Funds.

In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the information and materials considered, the Trustees’ responsibilities with regard to the information and materials, and the Trustees’ responsibilities under relevant laws and regulations.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the level and quality of the services to be provided by the Advisor under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees approved the Agreements and expense limitation arrangements for each Fund for an initial term. In arriving at their collective decision to approve the Advisory Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the funds’ portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended March 31, 2014.

NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment adviser for the RBC Funds. The Funds are distributed by Quasar Distributors LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $108,000 for 2014 and $0 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,300 for 2014 and $0 for 2013.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)        (A)  with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)      such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)              such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)         Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $140,050 for 2014 and $115,980 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RBC Funds Trust

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer (principal executive officer)

Date	May 27, 2014

By (Signature and Title)*	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer (principal financial officer)

Date	May 27, 2014

* Print the name and title of each signing officer under his or her signature.